INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
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     14c-5(d)(2)
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                              HADRO RESOURCES, INC.
                            -------------------------
                (Name of Registrant as Specified in its Charter)

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

                              HADRO RESOURCES, INC.
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230


                              INFORMATION STATEMENT
                                      Dated
                                December 16, 2002


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Hadro Resources, Inc., a Nevada corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent (the "Written Consent") of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock"). The names of the shareholders who will be signing the Written Consent and their respective equity ownership of the Company are as follows: (i) TriStar Financial Services, Inc. ("TriStar") holding of record 6,015,211 shares of Common Stock (26.82%); (ii) Investor Communications International, Inc. ("ICI") holding of record 5,787,517 shares of Common Stock (25.80%); and (iii) Alexander W. Cox holding of record 2,177,300 shares of Common Stock (9.71%).

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to approve an Agreement In Principle dated October 11, 2002 (the "Agreement") among the Company, Petrogen, Inc. ("Petrogen") and the shareholders of Petrogen, the related conversion of any proposed loans to equity interest by the Company in Petrogen, and the resulting change in control of the Company upon the completion of the Agreement; (ii) to approve an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Petrogen Corp." upon the completion of the Agreement; (iii) to approve the sale of substantially all of the remaining assets of the Company consequent upon the completion of the Agreement (the proposed "Sale and Purchase"); (iv) to authorize the Board of Directors to effect a reverse stock split of one-for-twenty (the "Reverse Stock Split") of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its shareholders; (v) to approve a stock option plan for key personnel of the Company (the "Stock Option Plan"); and (vi) to ratify the selection of LaBonte & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     The date, time and place at which action is to be taken by Written Consent on the matters to be acted upon, and at which consents are to be submitted, is February 6, 2003, at 10:00 a.m. (Pacific Time) at 435 Martin Street, Suite 2000, Blaine, Washington 98230.

     This Information Statement is being first sent or given to security holders on approximately January 9, 2003.


                       VOTING SECURITIES AND VOTE REQUIRED

     On October 9, 2002, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 22,431,693 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of ten (10) or less shareholders of the Company holding at least 11,215,847 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give Written Consent is November 30, 2002 (the "Record Date").

     The matters upon which action is proposed to be taken are: (i) the approval of the Agreement among the Company, Petrogen and the shareholders of Petrogen, the related conversion of any loan to equity interest by the Company in Petrogen, and the resulting change in control of the Company upon the completion of the Agreement; (ii) the approval of an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Petrogen Corp." upon the completion of the Agreement; (iii) the approval of the proposed Sale and Purchase of substantially all of the remaining assets of the Company consequent upon the completion of the Agreement; (iv) the approval of the Reverse Stock Split; (v) the approval of the adoption of the Stock Option Plan for key personnel; and (vi) the ratification of the selection of LaBonte & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Grant Atkins               42               Director and President/Secretary
                                            and Treasurer

     GRANT ATKINS has been the President, Secretary, Treasurer and a Director of the Company since December 14, 2000. For the past six years Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar and ICI. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the president of Vega-Atlantic Corporation, a publicly traded corporation engaged in the worldwide exploration of oil and gas, gold and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

     For further information concerning the officers and directors of the Company, please see "DIRECTORS OF THE COMPANY - Information Concerning Nominees."

AUDIT COMMITTEE

     As of the date of this Information Statement the Company has not appointed members to an audit committee. As of the date of this Information Statement no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     After the appointment of additional directors of the Company consequent upon completion of the Agreement, the Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that the auditor for the previous fiscal year ended December 31, 2001 was independent.

AUDIT FEES

     During fiscal year ended December 31, 2001, the Company incurred approximately $13,696 in fees to its principal independent accountant for professional services rendered in connection with preparation and audit of the Company's financial statements for fiscal year ended December 31, 2002 and for the review of the Company's financial statements for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year ended December 31, 2001, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but are not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During fiscal year ended December 31, 2001, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but are not limited to, tax-related services, actuarial services or valuation services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK    NAME                      AMOUNT AND NATURE OF       PERCENT
                                            BENEFICIAL OWNERSHIP    OF OWNERSHIP
--------------------------------------------------------------------------------
                                  (2)                     (1)
Common Stock      TriStar Financial               6,015,211             26.82%
                    Services, Inc.
                  435 Martin Street
                  Suite 2000
                  Blaine, Washington 98230

                                        (3)               (1)
Common Stock      Investor Communications         5,787,517             25.80%
                    International, Inc.
                  435 Martin Street
                  Suite 2000
                  Blaine, Washington 98230

                                                          (1)
Common Stock      Alexander Cox                   2,177,300              9.71%
                  755 Burrard Street
                  Suite 428
                  Vancouver, British Columbia
                  Canada V6Z 1X6

                                                          (1)
Common Stock      U.S. Oil & Gas                  2,000,000              8.92%
                    Resources, Inc.
                  1055 Dunsmuir Street
                  Vancouver, British Columbia
                  Canada V7X 1G4

                                                          (1)
Common Stock      All officers and directors        250,000              0.01%
                  as a group (1 person)
--------------------------------------------------------------------------------
(1)
   These are restricted shares of Common Stock.
(2)
   The sole officer/director of TriStar is Marcus Johnson, with a business address of 4507 Lakeway Drive, Bellingham, Washington 98226. The sole shareholder of TriStar is Colonial Financial Group Inc., with a business address of Gubelstrasse 15, CH-6300 2.u.g., Switzerland.
(3)
   The sole director of ICI is Marcus Johnson, with a business address of 4507 Lakeway Drive, Bellingham, Washington 98226. The primary shareholders of ICI are: (i) Marcus Johnson (45%) with a business address of 4507 Lakeway Drive, Bellingham, Washington 98226; (ii) Ocean & Sea Empire Trust (24%) with a business address of Arundel House, 31 A - St. James Square, London SW1Y45R, United Kingdom; and (iii) Hornby Trust (24%) with a business address of c/o Belize Bank & Trust, 60 Market St., P.O. Box 364, Belize City, Belize.

     In the event the Agreement is consummated, the Company will issue to the shareholders of Petrogen an approximate aggregate of 7,000,000 shares of its restricted Common Stock (assuming completion of the Reverse Stock Split). This will result in a change of control of the Company. See "APPROVAL OF THE AGREEMENT, RELATED CONVERSION OF LOAN TO EQUITY INTEREST BY THE COMPANY IN PETROGEN AND RESULTING CHANGE IN CONTROL OF THE COMPANY - Proposed Acquisition of Petrogen, Inc.".

                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration and development stage and has not yet realized substantial revenues from business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the President and a director of the Company, derives remuneration from the Company indirectly through ICI, which provides a wide range of financial, consulting, administrative, and management services to the Company on a month-to-month basis as needed.

     During the nine-month period ended September 30, 2002, the Company incurred indebtedness of $291,940 to ICI for services rendered by ICI to the Company including, but not limited to, financial, administration and general management. In addition, during the nine-month period ended September 30, 2002, $32,245 accrued as interest. Therefore, the Company and ICI entered into a settlement agreement dated September 23, 2002 (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement: (i) the Company agreed to settle an aggregate debt of $523,103 due and owing ICI as of September 23, 2002, including accrued interest, by the issuance of 4,787,517 shares of its restricted Common Stock at the rate of $0.109 per share (which is the average of the open and close price of the Company's Common Stock trading on the OTC Bulletin Board on September 23,
2002); and (ii) ICI agreed to accept the issuance of the 4,787,517 shares of restricted Common Stock as settlement and full satisfaction of the aggregate debt due and owing it. During the nine-month period ended September 30, 2002, Grant Atkins received an aggregate of $8,075 from ICI for services provided to the Company.

     In the event the Agreement is consummated, it is anticipated that the Company and ICI will enter into a consulting services agreement (the "Consulting Services Agreement"). Pursuant to the terms and provisions of the proposed Consulting Services Agreement, ICI will provide to the Company such consulting and management -related services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, For further discussion of the Agreement, see "APPROVAL OF THE AGREEMENT, RELATED CONVERSION OF LOAN TO EQUITY INTEREST BY THE COMPANY IN PETROGEN AND RESULTING CHANGE IN CONTROL OF THE COMPANY - Proposed Acquisition of Petrogen, Inc."

     Pursuant to further terms and conditions of the proposed Consulting Services Agreement, the resulting Company is expected to pay to ICI a monthly fee of $10,000 for such consulting services provided.

                              CERTAIN TRANSACTIONS

     With the exception of the current contractual relations between the Company and ICI, as of the date of this Information Statement, the Company has not entered into any other contractual arrangements with related parties. With the exception of the proposed contractual relations with ICI, there is not any other currently proposed transaction, or series of the same, to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer five percent (5%) or greater shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations, in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts are intended to be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2001 and during the nine-month period ended September 30, 2002.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current director of the Company, as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.

                  APPROVAL OF THE AGREEMENT, RELATED CONVERSION
                    OF LOAN TO EQUITY INTEREST BY THE COMPANY
                       IN PETROGEN AND RESULTING CHANGE IN
                             CONTROL OF THE COMPANY

PROPOSED ACQUISITION OF PETROGEN, INC.

     Agreement

     The Board of Directors of the Company, at a special meeting, approved the execution of the Agreement among the Company, Petrogen, a Colorado corporation, and the shareholders of Petrogen. It is anticipated that the Agreement will become effective and the acquisition of Petrogen will be consummated on or before approximately February 6, 2003. See "EXHIBIT D - HADRO RESOURCES, INC. PRO-FORMA CONSOLIDATED BALANCE SHEET AND NOTES SEPTEMBER 30, 2002" AND "PETROGEN, INC. FINANCIAL STATEMENTS AS AT SEPTEMBER 30, 2002 AND FOR THE PERIOD FROM NOVEMBER 15, 2001 (INCEPTION) TO SEPTEMBER 30, 2002".

     Petrogen is an energy company specializing in the development of domestic energy. Petrogen has operations based in Houston, Texas, and is committed to developing into a leading independent oil and gas competitor through systematically expanding operations, increasing yearly revenues and booking new reserves. In accordance with the terms of the Agreement, it has been agreed, subject to normal due diligence, formal agreement and board or director and shareholder ratification conditions precedent, that (i) Petrogen will become a wholly-owned subsidiary of the Company and its business operations will be in oil and gas exploration and development; (ii) the Company will change its name to "Petrogen Corp." and its trading symbol; (iii) the Company will sell substantially all of its remaining assets consequent upon the completion of the Acquisition; and (iv) the Company will adopt and implement the Stock Option Plan for key personnel of the Company, subject to approval by the shareholders of the Company. See "APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE OF THE COMPANY TO "PETROGEN CORP.", "APPOVAL OF THE SALE AND PURCHASE" and "APPROVAL OF THE STOCK OPTION PLAN".

     Pursuant to the terms and conditions of the Agreement, the Company will (i) acquire from all of the shareholders of Petrogen one hundred percent (100%) of the issued and outstanding shares of common stock of Petrogen in exchange for issuance to the shareholders of Petrogen (the "Petrogen Shareholders") of 7,000,000 post-Reverse Stock Split shares of the Company's restricted Common Stock, assuming the Reverse Stock Split is effectuated; (ii) grant 2,000,000 post-Reverse Stock Split stock options to replace all stock options presently outstanding in Petrogen; (iii) grant 167,189 post-Reverse Stock Split common stock purchase warrants to replace all common stock purchase warrants presently outstanding in Petrogen; (iv) issue 300,000 post-Reverse Stock Split shares of the Company's restricted Common Stock as a finder's fee; and (v) dispose of the Company's wholly-owned subsidiary, Oakhills Energy Inc. The Company and Petrogen desire to provide for and maintain an orderly trading market and stable price for the Company's shares of Common Stock. It is anticipated that the Company and up to all of the Petrogen Shareholders, then representing an aggregate of 7,000,000 post-Reverse Stock Split shares of Common Stock (collectively, the "Pooled Shares"), will enter into a voluntary pooling agreement (the "Pooling Agreement") consequent upon the completion of the Agreement. Pursuant to the proposed terms and provisions of the Pooling Agreement, the Pooled Shares may not be traded and become available for trading and released and sold in the following manner: (i) an initial ten percent (10%) of the Pooled Shares will be released to the pooled shareholders on the date which is one calendar year from the closing date of the Agreement (the "First Release Date"); and (ii) a further ten percent (10%) will be released to the pooled shareholders on each of the dates which are every three (3) calendar months from the First Release Date in accordance with each pooled shareholder's respective shareholdings. In the event the Agreement is consummated and the Company issues 7,000,000 post-Reverse Stock Split shares of its restricted Common Stock (after the Reverse Stock Split is effectuated), there will be a change in control of the Company.

     In conjunction with the terms and conditions of the Agreement, the Company's resulting business upon consummation of the Agreement will be comprised of a one hundred percent (100%) registered and beneficial working interest in and to all of Petrogen's business assets at that time, which shall include all of the then business assets of Petrogen's affiliated company, Petrogen International Ltd. ("Petrogen Ltd"). Petrogen Ltd. shall retain, at all times, a ten percent (10%) net revenue (carried) interest in and to such business assets together with the right, as operator in respect of such business assets, to charge an administrative fee of ten percent (10%) of project costs for all development expenditures incurred in connection therewith. Development expenditures are defined as those costs incurred in the normal course of business in the oil and gas industry, which would include, but are not limited to, the costs incurred in the processes of exploring upon and/or developing oil and gas leases, operations and administrative expenses, work over expenses, recompletion and completion expenses, specialists and consultants fees, environmental protection costs, clean-up costs, etc.

     Secured and Convertible Loan Agreement

     As a condition to entering into and in accordance with the Agreement, the Company has agreed to advance to Petrogen the aggregate principal sum of not less than $250,000 within five (5) business days of raising of a minimum of $250,000. In accordance with any loan made to Petrogen any principal sum loan amount will bear interest accruing at the rate of ten percent (10%) per annum, and any such principal sum loan amount will be secured pursuant to a senior fixed and floating charge on all of the assets of Petrogen (the "Loan Agreement").

     Pursuant to the terms and conditions of the proposed Loan Agreement, it is anticipated that the aggregate principal loan sum amount will be repaid to the Company on or before the day which is ninety (90) calendar days from the earlier of one (1) year from the execution date of the Loan Agreement or the date upon which the Company's proposed purchase of all of the issued and outstanding shares of Petrogen under the terms of the Agreement terminates for any reason whatsoever (the "Final Payment Date"). It is also anticipated that Petrogen will have the right to prepay and redeem any portion of the aggregate principal loan sum amount and accrued interest due and owing to the Company in whole or in part prior to the Final Payment Date by providing the Company with not less than thirty (30) calendar day's prior written notice (the "Right of Redemption").

     Subject to Petrogen's Right of Redemption, and should the Agreement terminate for any reason prior to closing, the terms and provisions of the proposed Loan Agreement are expected to provide the Company with the right, in its sole and absolute discretion, to elect to convert the aggregate principal loan sum amount and accrued interest due and owing the Company into shares of common stock representing a participating and voting interest in and to Petrogen.

     The Company and Petrogen have agreed that, as a pre-condition to closing such acquisition and the consummation of the Agreement, both parties may conduct, to their satisfaction, due diligence which may include, but is not limited to, financial statements, inventory of assets and liabilities, confirmation that each party has complied with all regulatory filings and receipt of necessary approvals regarding the transaction.

PETROGEN, INC. - Corporate Profile

     Petrogen is an emerging energy company specializing in the development of domestic energy. Petrogen has operations based in Houston, Texas, and is committed to developing into a leading independent oil and gas competitor through systematically expanding operations, increasing yearly revenues and consistently booking new reserves without risking the stability of operations or shareholder value. See "EXHIBIT D - HADRO RESOURCES, INC. PRO-FORMA CONSOLIDATED BALANCE SHEET AND NOTES SEPTEMBER 30, 2002" AND "PETROGEN, INC. FINANCIAL STATEMENTS AS AT SEPTEMBER 30, 2002 AND FOR THE PERIOD FROM NOVEMBER 15, 2001 (INCEPTION) TO SEPTEMBER 30, 2002".

     During the past year, management of the Company believes that Petrogen has assembled a group of highly qualified professionals from the oil and gas industry who possess major international energy company and independent operator expertise. This team of professionals has an acute understanding in assessing highly viable prospect opportunities and the ability to negotiate favorable project agreements that present potential upside to the resulting Company. Pursuant to an agreement dated May 20, 2002, Petrogen acquired a 95% working interest and a 77.5% net revenue interest in 1,571.5 acres of oil and gas leases located in Calhoun County, Texas (the "Emily Hawes Field"). In this regard, management of the Company believes that Petrogen has acquired, to date, net reserves of 23.5 billion cubic feet gas (BCFG) and 935,000 barrels of oil (BO) of proven developed non-producing (PDNP) and proven undeveloped (PUD) reserves. Additional probable reserves are estimated to be 28.9 BCFG and 985,000 BO.

     Petrogen's immediate efforts are focused on placing the numerous shut-in gas wells located on its properties in the states of Texas, Mississippi and Wyoming back into production, and to immediately implement additional development operations on these same properties with the commencement of drilling new wells into proven undeveloped reserves.

     Petrogen is also currently working in collaboration to complete the acquisition of four additional property opportunities that fall within the same criteria of providing Petrogen with immediate proven developed revenue stream potential and undeveloped reserve upside. Petrogen plans to commence a major development initiative upon its Texas Gulf Coast property, Hawes Field, in the spring of 2003, under which planned drilling of several new wells to place back into production a gross natural gas reserve of 12.8 BCFG.

     Petrogen plans to continue building and increasing a strategic base of proven reserves and production opportunities that represent outstanding growth opportunity for the Company and its stakeholders over the immediate, near and long term.

     Financial Statements

     The Hadro unaudited pro-forma consolidated balance sheet and notes as at September 30, 2002 and the Petrogen financial statements as at September 30, 2002 and for the period from November 15, 2001 (inception) to September 30, 2002, which have been audited by the Company's principal independent accountant, LaBonte & Co., are attached hereto as "EXHIBIT D".

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Agreement, the Board of Directors of the Company believes that consummation of the Agreement would be fair to and in the best interests of the Company and its shareholders. The Board of Directors recommends approval of the Agreement and the related conversion of any loan to an equity interest by the Company in Petrogen and each of the resolutions with respect thereto as set forth in Exhibit A hereto.

                     APPROVAL OF A PROPOSED AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
                   IN NAME OF THE COMPANY TO "PETROGEN CORP."

NAME CHANGE

     Due to the proposed acquisition of Petrogen and its assets, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Hadro Resources, Inc. to Petrogen Corp. upon the completion of the Agreement. See " - Prior Operational History" below. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the resulting Company in its name (based upon the acquisition by the Company of Petrogen). The Company believes that the name change will better communicate the Company's emergence as an energy company arising out of the immediate opportunities for the development of domestic energy.

     The Board of Directors approved a resolution to amend the Articles of Incorporation on October 9, 2002 to change the Company's name to Petrogen Corp., subject to shareholder approval. By approving this proposal the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached hereto as Exhibit B. The amendment embodies
Article I changing the text to:

     "The name of the corporation (hereinafter called the "Corporation") is Petrogen Corp."

     After the name change it is anticipated that the Company's trading symbol for the Bulletin Board and BBX will be changed from HDRS. After the name change it is anticipated that the Company's trading symbol for the Frankfurt Stock Exchange will be changed from HD1.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholders' resolution and the completion of the Agreement.

PRIOR OPERATIONAL HISTORY

     U.S. Oil & Gas Resources, Inc.

     The Purchase Agreement. On May 31, 2001, the Company, U.S. Oil & Gas Resources, Inc., a corporation organized under the laws of British Columbia, Canada (U.S. Oil & Gas"), and Oakhills Energy, Inc. ("Oakhills"), Thor Energy, Inc. and O.J. Oil & Gas, Inc., corporations organized under the laws of the State of Oklahoma and the wholly-owned subsidiaries of U.S. Oil & Gas (the "Subsidiaries"), entered into a share purchase and sale agreement (the "Purchase Agreement"). On August 29, 2001, the Purchase Agreement was consummated resulting in the acquisition of the Subsidiaries by the Company from U.S. Oil & Gas. In accordance with the terms of the Purchase Agreement, the Company: (i) issued to U.S. Oil & Gas 10,000,000 shares of its restricted Common Stock as consideration for the acquisition of the Subsidiaries; (ii) assumed a loan on behalf of U.S. Oil & Gas of approximately $78,203; and (iii) issued an additional 500,000 shares of its restricted Common Stock as a finder's fee.

     Subsequently, management of the Company engaged in an analysis of the existing corporate structure of the Subsidiaries and operations planning. Management believed that the corporate consolidation of the Subsidiaries into one operating entity would streamline existing operations, provide for the restructuring of the existing debt of U.S. Oil & Gas and establish operating lines of credit. Effective December 31, 2001, a Certificate of Merger was issued by the Nevada Secretary of State pursuant to which two of the Subsidiaries, Thor Energy Inc. and O.J. Oil & Gas Inc., were merged into the third and surviving subsidiary, Oakhills. As of the date of this Information Statement, the Subsidiaries now operate as one entity, and the Company has one wholly-owned subsidiary, Oakhills.

     The Share Redemption Agreement. After detailed review of all leases, wells and assets the Company engaged in negotiations with U.S. Oil & Gas regarding the sale by the Company to U.S. Oil & Gas of twenty-eight (28) oil and gas properties in combination with the redemption of 8,000,000 shares of the 10,000,000 shares of restricted Common Stock previously issued by the Company to U.S. Oil & Gas pursuant to the terms of the Purchase Agreement.

     On January 1, 2002, effective March 22, 2002, the Company and U.S. Oil & Gas entered into a share redemption and asset sale agreement (the "Share Redemption Agreement"). The Share Redemption Agreement was consummated in conjunction with the Company's initiative to divest itself of properties deemed by the Company's management to represent higher risk to obtain desired production for the anticipated well capital costs required. In accordance with the terms of the Share Redemption Agreement, (i) the Company sold to U.S. Oil & Gas certain oil and gas properties previously acquired pursuant to the terms of the Purchase Agreement that did not form part of the Company's overall development strategy; (ii) the Company continues to own one hundred percent (100%) of Oakhills that provides necessary oil and gas management and operating infrastructure for further acquisitions and projects; (iii) the Company owns a one hundred percent (100%) interest in the Comanche, Neida Cassel, Lone Wolf, Jolly and Ingle oil and gas properties held by Oakhills that provides the majority of existing revenues to Oakhills; (iv) U.S. Oil & Gas returned to the Company 8,000,000 shares of the 10,000,000 shares of restricted Common Stock previously issued to U.S. Oil & Gas pursuant to the terms of the Purchase Agreement; (v) the 400,000 shares of restricted Common Stock issued as a finders' fee pursuant to the Purchase Agreement were returned to the Company's treasury; (vi) U.S. Oil & Gas granted to the Company an option to acquire from U.S. Oil & Gas 1,500,000 of the remaining 2,000,000 shares of restricted Common Stock (1,000,000 shares at a price of $0.75 per share exercisable in whole or in part until December 31, 2002 and 500,000 shares at a price of $1.25 per share exercisable in whole or in part until June 30, 2004 (the "Option Term(s)");
(vii) U. S. Oil & Gas agreed that, upon expiration of either Option Term, any unexercised shares would be subject to a monthly trading maximum equal to the lesser of 50,000 shares or $200,000 of proceeds; and (viii) U.S. Oil & Gas agreed that the balance of 500,000 shares of the remaining 2,000,000 shares of Common Stock would be used by U.S. Oil & Gas to acquire interests in future oil and gas properties acquired by the Company.

     By agreement dated March 22, 2002, the Company reacquired 8,000,000 of its shares of Common Stock from U.S. Oil & Gas in exchange for the transfer back to U.S. Oil & Gas of certain of its non-producing oil and gas properties owned by the operation subsidiaries. The Company also reacquired 400,000 shares of Common Stock previously issued as a finder's fee in connection with the original acquisition. The 8,400,000 shares were returned to treasury and cancelled on March 25, 2002.

     Subsquent negotiations have resulted in the termination of the above noted option purchase arrangements. The 2,000,000 shares of Common Stock owned by U.S. Oil & Gas are subject to a lock-up and leakage agreement dated October 16, 2002 whereunder the 2,000,000 shares may not be sold at more than 166,667 shares in any month, non-cumulative, beginning January 1, 2003.

     As of the date of this Information Statement, the Company's wholly-owned subsidiary, Oakhills, retains certain oil and gas leases, including three (3) producing and one shut-in well, all located within the State of Oklahoma. The Board of Directors has determined that it is in the best interests of the Company and its shareholders to sell its subsidiary. See "APPROVAL OF THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, WHICH INCLUDES APPROVAL OF THE SALE AND PURCHASE".

     Rubicon Oil & Gas, Inc.

     On March 15, 2002, the Company and Rubicon Oil & Gas, Inc. ("Rubicon") entered into a letter of intent (the "Letter of Intent"), pursuant to which the Company agreed to purchase certain interests in certain oil and gas leases held by Rubicon, which are located in six (6) separate prospects in the Uinta Basin of Utah and the Douglas Creek Arch area in Colorado (the "Prospects"). In accordance with the terms of the Letter of Intent the Company agreed to (i) acquire approximately seventy-five percent (75%) of Rubicon's working interests in certain oil and gas leases (which range from 21% to 100% in gross acreage in excess of 16,000 acres and net acreage in excess of 7,000 acres); (ii) issue 500,000 shares of its restricted Common Stock to Rubicon, plus $500,000 in cash; and (iii) invest $2,000,000 in property development expenditures before December 31, 2002, carrying Rubicon for its minority interest until the completion of the first $2,000,000 in property development expenditures.

     As of the date of this Information Statement, the Company has completed its due diligence. Management of the Company determined that such due diligence conducted indicated higher than anticipated project costs, which caused disagreement among the parties regarding the original terms for the sale. As a result, the Company has terminated its negotiations with Rubicon.

     Leasehold Interests

     During June 1999, the Company entered into an assignment agreement with Ibis Petroleum, Inc. ("Ibis") whereby Ibis sold, assigned, transferred and conveyed all of its right, title and interest in and to a total of thirty-five
(35) oil and gas leases located in the Hadrosaurus Area of Union County, New Mexico, to the Company (the "Leasehold Interests").

     As of the date of this Information Statement, management of the Company has not renewed the Leasehold Interests nor has it carried out any exploration activities on the Leasehold Interests. The Company has conducted ongoing due diligence regarding the Leasehold Interests, and has determined that exploration initiatives represent higher degrees of risk than the Company's management currently wishes to participate in. As a result, management is concentrating on obtaining producing assets and exploration initiatives that are determined by management as lower in risk. As of December 31, 2001, the Company decided not to renew any of the Leasehold Interests, and all remaining Leasehold Interests will terminate during 2002.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to change the Company's name to "Petrogen Corp.". The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate a name change of the Company to "Petrogen Corp." and each of the resolutions with respect thereto set forth in Exhibit A hereto.

            APPROVAL OF THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS, WHICH INCLUDES APPROVAL OF THE PROPOSED SALE AND PURCHASE

     The Board of Directors of the Company, at a special meeting, authorized the sale of substantially all of the assets of the Company and approved the execution of any sale and purchase agreement (collectively, the proposed "Sale and Purchase") providing for the sale by the Company of up to all of the issued and outstanding shares of common stock of Oakhills.

     The Sale and Purchase. The proposed Sale and Purchase is expected to provide for the sale by the Company to an arm's length third party purchaser of all of the issued and outstanding shares of common stock of Oakhills held by the Company. The proposed Sale and Purchase is also expected to provide that the proposed purchaser thereof: (i) will agree to recognize certain liabilities of Oakhills; and (ii) will assume all of the right, title and interest in and to certain oil and gas leases, including four (4) producing and one shut-in well, all located within the State of Oklahoma, less any oil and gas leases sold in the interim period before such Sale and Purchase is completed.

     It is also expected that the proposed Sale and Purchase will contain various customary representations and warranties made by the Company and the proposed purchaser. These are expected to include, among other things, representations and warranties relating to: (i) the execution and enforceability of the Sale and Purchase; (ii) the financial statements and other financial and related information; (iii) the absence of certain undisclosed liabilities; (iv) the absence of undisclosed material changes relating to Oakhills; (v) matters regarding interests in oil and gas leases; and (vi) title to and absence of liens on certain assets.

     It is presently expected that the proposed Sale and Purchase will be completed sometime after the approval by the shareholders of the proposed Sale and Purchase and in conjunction with or after completion of the Agreement.

     Effect of Sale and Purchase. Following the consummation of the proposed Sale and Purchase, the Company expects to have no substantial assets, after taking into account its fixed assets and accounts receivable, if any, together with its then pending or completed Agreement, as the case may be. There can be no assurance that any further assets will be realized. Following the consummation of the proposed Sale and Purchase, and excluding the value of the proposed Agreement, the Company expects to have approximately $161,000 in liabilities, after taking into account its accounts payable and accrued liabilities.

     As the proposed Sale and Purchase involves the sale of assets of the Company for cash, the shareholders of the Company will retain their equity interests in the Company following the consummation of the proposed Sale and Purchase.

     Background of Sale and Purchase; Fairness of Transaction; Recommendation of Board of Directors. The Board of Directors have agreed to enter into a proposed Sale and Purchase principally because of its analysis of the existing corporate structure of the Company and its subsidiary. Management of the Company has determined that the Company's financial condition was declining as a result of the operational activities of its wholly-owned subsidiary, Oakhills, and the resulting inability of the Company to borrow or raise funds for subsidiary operations that would be required for its working capital and capital expenditures for the remainder of 2002.

     The Board of Directors thus determined that a proposed Sale and Purchase offered the best alternative for the Company. In reaching its determination, the Board of Directors reviewed the essential terms of the proposed Sale and Purchase and related matters, as well as the possible future direction of the Company, including the proposed acquisition of Petrogen. The Board of Directors believes that the sale of Oakhills would allow the Company to streamline existing operations and better provide for the acquisition and operation of Petrogen. Management of the Company based its decision on certain factors including, but not limited to: (i) an extensive investigation and analysis of the current production capabilities of the assets of Oakhills, including the three (3) producing and one shut-in well; (ii) a determination of the required capital for operations; (iii) the performance of a revenue and operating cost analysis of the producing wells; (iv) assignment of asset values to the land on which the wells are located to determine future operational cash requirements; and (v) levels of subsidiary debt.

     The Board of Directors also took into account, among other factors, the following additional factors:

     1. the terms of any proposed Sale and Purchase Agreement, including the payment of Oakhills's ongoing expenses;

     2. the financial risks of the proposed Sale and Purchase not being consummated and the risk that there would be no opportunity to successfully raise additional capital either through private sales or from advances;

     3. an analysis of the financial effects on the Company of the proposed Sale and Purchase being consummated. In this regard, the Board of Directors took into account the Consolidated Financial Statements, included as Exhibit B hereto, which may reduce the net loss of the Company;

     4. the recent market prices for the Common Stock of the Company; and

     5. the ongoing operating losses of the Company and the substantial legal, accounting and other costs that would be incurred if the Company were to continue its business operations.

     Based on the foregoing, the Board of Directors believed that the sale of substantially all of its assets through the proposed Sale and Purchase at this time would be fair to and in the best interests of the Company and its shareholders. In view of the wide variety of factors considered in connection with its evaluation of the proposed Sale and Purchase, the Board of Directors did not find it practicable to and did not quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

     Federal Income Tax Consequence of the proposed Sale and Purchase. Any proposed Sale and Purchase transaction will be a taxable transaction to the Company resulting in a net loss for tax purposes measured by the difference between the amount realized on the sale of the assets and the Company's tax basis in the assets. Shareholders of the Company will experience no direct federal income tax consequences as a result of the consummation of the proposed Sale and Purchase. The foregoing constitutes only a general description of the federal income tax consequences.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed Sale and Purchase, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to consummate any proposed Sale and Purchase. The Board of Directors recommends approval of the sale of substantially all of its assets, any proposed Sale and Purchase, and each of the resolutions with respect thereto set forth in Exhibit A hereto.

            AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
              TO EFFECTUATE A REVERSE STOCK SPLIT OF ONE-FOR-TWENTY
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                             SHARES OF COMMON STOCK

REVERSE STOCK SPLIT

     The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a Reverse Stock Split of one-for-twenty of the Company's issued and outstanding shares of Common Stock. The Reverse Stock Split may be effectuated by the Board of Directors depending on market conditions however, the proposed Reverse Stock Split is a condition precedent to the completion of the Agreement. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Company's Common Stock.

     If the Reverse Stock Split is approved by the shareholders pursuant to the execution of the Written Consent of shareholders, it will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the shareholders. In the Board's judgment the Reverse Stock Split would result in the greatest marketability and liquidity of the Company's Common Stock, based upon prevailing market conditions, the proposed public offering described below, on the likely effect on the market price of the Common Stock and other relevant factors.

     If approved by the shareholders pursuant to the Written Consent of hareholders, the Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or about February 6, 2003, upon filing the appropriate documentation with NASDAQ. If no Reverse Stock Split is effected by February 6, 2003, the Board of Directors will take action to abandon the Reverse Stock Split without further shareholder action. The procedures for consummation of the Reverse Stock Split are attached hereto as Exhibit B.

     Purposes And Effects Of The Reverse Stock Split

     Consummation of the Reverse Stock Split will alter the number of issued and outstanding shares of Common Stock, which will be reduced to 1,121,585 shares as a consequence thereof.

     The Company's Common Stock is listed for trading on the OTC Bulletin Board under the symbol "HDRS" and on the Frankfurt Stock Exchange under the symbol "HD1". On the Record Date the reported closing price of the Common Stock on the OTC Bulletin Board was $0.14 per share. The Company intends to use its best efforts in the future to cause its shares of Common Stock to be approved for trading on the NASDAQ SmallCap Market (the "SmallCap Market") or another more senior exchange. The Company currently does not qualify for admission to the SmallCap Market because its per-share price of $0.15 (as of the close of trading on October 15, 2002) is below the $3.00 level required for admission to the SmallCap Market. Furthermore, the Company's net tangible assets and shareholders' equity are below the minimum requirements of $4,000,000 and $2,000,000, respectively, for inclusion on the SmallCap Market. Management believes that, based upon the future generation of revenues and offerings of Common Stock, the Company may eventually meet the net tangible assets and shareholder equity requirements imposed by the SmallCap Market. Management intends to effect a Reverse Stock Split at a level of one-to-twenty which it believes is sufficient to enable the Company in the future to meet such requirements for admission into the SmallCap Market or another more senior exchange. The Board of Directors believes that a Reverse Stock Split will help result in attaining both of its goals of achieving a per-share price in excess of $3.00 and increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board of Directors believes that the current per-share price of the Common Stock has limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     On the Record Date, the number of record holders of the Common Stock was 55 and the number of beneficial holders of Common Stock was estimated to be approximately 400. The Company does not anticipate that any Reverse Stock Split will result in a significant reduction in the number of such holders, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize listing of the Common Stock on the SmallCap Market or the Company's being subject to the periodic reporting requirements of the Securities and Exchange Commission.

     The Reverse Stock Split would have the following effects upon the number of shares of Common Stock issued and outstanding in the Company (22,431,693 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of any outstanding options and warrants in and to the Company). The Common Stock will continue to be $0.001 par value Common Stock following any Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. The following example is intended for illustrative purposes.

     Reverse Stock               Common Stock            Authorized and
         Split                   Outstanding          Unissued Common Stock
         -----                   -----------          ---------------------

        1 for 20                  1,121,585                100,000,000

     At the Effective Date each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will in lieu receive one full share upon surrender of certificates formerly representing Old Common Stock held by such holder equal to or greater than 0.5 of a fractional share interest.

     Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws applicable to them:

     1. the Reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code;

     2. no gain or loss will be recognized by the Company in connection with the Reverse Stock Split;

     3. no gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock;

     4. the aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate base of the shares of Old Common Stock surrendered in exchange therefore; and

     5. the holding period of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of Old Common Stock surrendered in exchange therefore.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

BOARD RECOMMENDATION

     The Board recommends approval of the Reverse Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto.

                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

     On October 9, 2002, the Board of Directors of the Company unanimously approved and adopted a stock option plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit C. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine: (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each Stock Option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of up to ten
(10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of Common Stock of the Company, not to presently exceed 2,000,000 shares (post-Reverse Stock Split) as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company at that time.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that such position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to sixty (60) calendar days (or up to thirty (30) calendar days where the optionee provided only investor relations services to the Company) after the effective date that such employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by an optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of up to ten (10) years and the limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the Stock Option.

     Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive Stock Options one or more incentive stock options to purchase the number of shares of Common Stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of Common Stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of an Incentive Stock Option as of any date shall not be less than the closing price for the shares of Common Stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than up to ten (10) years from the date of grant of the Incentive Stock Option, subject to possible earlier termination as described above.

     As of the date of this Information Statement no Stock Options nor Incentive Stock Options have been granted. Pursuant to the terms and provisions of the Agreement, the Company is expected to cause to be filed with the Securities and Exchange Commission registration statements on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans" (each an "S-8"). It is presently anticipated that an S-8 registration statement will become effective registering Stock Options and Incentive Stock Options under the Stock Option Plan in the amount of 2,000,000 shares at $0.50 per share. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 2,000,000 shares of the Company's restricted Common Stock.

     As of the date of this Information Statement, 1,000,000 stock options in Petrogen have been granted to ICI or its designates, which are to be exchanged for equivalent post-Reverse Stock Split Stock Options in the Company at the closing of the Agreement.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan, the grant of stock options under the Stock Option Plan Agreement, the grant of incentive Stock Options and Incentive Stock Options under the Incentive Stock Option Plan Agreement and approval of each of the resolutions with respect thereto set forth in Exhibit A hereto.


                            DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors of the Company shall be fixed by resolution of the board of directors but in no event be less than one (1) person. The number of directors presently authorized by resolution of the Board of Directors is three (3). The following individuals are proposed for appointment as directors of the Company commensurate with the completion of the proposed Agreement.

     GRANT ATKINS has been the President, Secretary and Treasurer and a Director of the Company since December 14, 2000. For the past six years, Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999, Mr. Atkins was a consultant through the private management consulting companies of TriStar and ICI. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the president of Vega-Atlantic Corporation, a publicly traded corporation engaged in the worldwide exploration of oil and gas, gold and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

     SACHA H. SPINDLER has been nominated to be a director of the Company. Mr. Spindler currently is the president, chief executive officer and a director of Petrogen and Petrogen Ltd. Mr. Spindler, as a co-founder of Petrogen, has developed an entrepreneurial expertise that has spanned over 21 years through his having started and operated several successful business ventures, as well as providing supervisory, management and corporate development expertise as a consultant to numerous companies and non-profit organizations over the past 15 years. Mr. Spindler possesses in-depth knowledge of the equity markets and investment industry, as well as a strong fundamental background in the daily responsibilities of corporate operations. During the past six years, Mr. Spindler has developed an in-depth knowledge and understanding of the oil and gas business in the areas of finance, structure, negotiations and prospect leveragability coupled with a fundamentally streamlined approach in the day-to-day operations of the business. Through his operational acumen and international finance affiliations, Mr. Spindler brings a wealth of knowledge and influence to Petrogen as its President and Chief Executive Officer, ensuring a long-term vision of creating value through focused commitment and responsible company building methodologies.

     BILL KERRIGAN has been nominated to be a director of the Company. Mr. Kerrigan currently is the executive vice president, chief operating officer and a director of Petrogen. Mr. Kerrigan, a Petrogen co-founder, received his degree as an Exploration Geologist from the University in Tennessee. He provides Petrogen with a broad and practical knowledge of the oil and gas business in North America and Central and South America, and has developed strong affiliations throughout the entire industry. Through his over twenty years in the industry as a Geologist and Operator, Mr. Kerrigan has specialized in the day to day hands-on operations in the Oil and Gas field. He has been involved in oil and gas drilling and production from Wyoming to Florida during the span of his career, resulting in numerous discoveries. Additionally, he has gained an acute ability in the development and expansion of existing production utilizing extremely cost-effective methods resulting in highly optimized operations. Mr. Kerrigan completed the detailed regional study of the Mississippian Age Strata of the Cumberland Plateau of Northeast Tennessee and has provided geologic consulting services and expertise on an international level to oil and gas companies in Ireland, Norway and throughout the United States; some of his clients include DuPont, Rice Services, and Eastern Natural Gas.

     As of the date of this Information Statement, no current or proposed nominee as a director or executive officer of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five (5) years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and any judgment has not been reversed, suspended or vacated).

                   RATIFICATION OF SELECTION OF LABONTE & CO.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
                                 OF THE COMPANY

     On March 8, 2001, Andersen Andersen & Strong L.C. ("AAS"), the principal independent accountant of the Company, resigned as the Company's principal independent accountant. AAS' resignation resulted from a mutual business decision made by the respective management of AAS and the Company that it would be in the best interests of the Company to engage the services of an independent accountant, which has a current relationship with other companies associated with HDRS' management. Therefore, on March 8, 2001, the Board of Directors of the Company authorized and approved the engagement of LaBonte & Co. ("LaBonte"), Chartered Accountants, of #610 - 938 Howe Street, Vancouver, British Columbia, Canada V6Z 1N9, as the principal independent accountant for the Company.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AAS, there were no disagreements with either AAS or LaBonte which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either AAS or LaBonte, would have caused AAS or LaBonte to make reference to the subject matter of the disagreements in connection with its respective reports. Neither AAS nor LaBonte, as the Company's principal independent accountant, provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor did AAS or LaBonte modify its respective opinion as to uncertainty, audit scope or accounting principles. The financial statements for fiscal years ended December 31, 2000 and 2001 did contain the principal independent accountant's modification of its opinion due to going concern uncertainties.

     The Company's principal independent accountant from March 2001 to the current date is Labonte, of 610 - 938 Howe Street, Vancouver, British Columbia, Canada V6Z 1N9.

BOARD APPROVAL

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of LaBonte as independent public accountants of the Company. The Board of Directors recommends ratification of LaBonte as independent public accountants of the Company for fiscal year ending December 31, 2002 and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, located at 435 Martin Street, Suite 2000, Blaine, Washington 98230,
Attention: President, not later than February 3, 2003.

                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (360) 332-7734 or by mail to 435 Martin Street, Suite 2000, Blaine, Washington 98230.


                                            By Order of the Board of Directors


                                            Grant Atkins, President

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Hadro Resources, Inc., a Nevada corporation (the "Corporation"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the Board of Directors of the Corporation at a special meeting held on October 9, 2002 (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Corporation and its shareholders;

     WHEREAS the Board of Directors of the Corporation at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Corporation holding at least a majority of the voting power certain corporate actions to be approved and authorized by such shareholders of the Corporation;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS the shareholders who have signed this Written Consent of shareholders dated to be effective as of February 6, 2003 are shareholders of record as of November 30, 2002 and hold shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its shareholders; therefore, be it

                                        I

           Approval of Agreement, Related Conversion of Loan to Equity
                 by the Company in Petrogen and Resulting Change
                           in Control of the Company.

     RESOLVED, that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the entering into and completion by the Company of the terms and conditions of that certain "Agreement In Principle" dated October 11, 2002, and any and all amendments thereto (collectively, the "Agreement"), among the Company, Petrogen, Inc. ("Petrogen"), and the shareholders of Petrogen, and pursuant to which the Company has agreed to purchase all of the issued and outstanding shares of Petrogen from the shareholders in exchange for the issuance by the Company of an aggregate of 7,000,000 post-Reverse Stock Split shares of restricted Common Stock to such shareholders of Petrogen on the basis as set forth and more particularly described in the Agreement, a copy of which Agreement is available for inspection by the shareholders of the Company at their request;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve and ratify, in accordance with the terms and conditions of the Agreement, the related secured and convertible loan agreement, and any and all amendments thereto (collectively, the "Loan Agreement") dated for reference effective October 11, 2002, entered into between the Company and Petrogen, and pursuant to which the Company has therein agreed to advance, by way of a secured loan(s) (collectively, the "Loan") to Petrogen, the aggregate principal sum of up to $250,000 (collectively, the "Principal Sum"), that should the acquisition of Petrogen be terminated for any reason whatsoever, and should there be at such time any portion of the Principal Sum, interest or any other sum outstanding under the Loan as contemplated therein (collectively, the "Outstanding Indebtedness"), then the Company will have the exclusive right and option, in its sole and absolute discretion and for a period of 30 calendar days after Petrogen determines to repay the entire Outstanding Indebtedness within an initial 90 calendar days following such termination, to elect to either: (i) demand repayment of such Outstanding Indebtedness on a 30-calendar days' basis and, thereupon and if required, realize upon any of the security granted to the Company under such Loan, or (ii) have such Outstanding Indebtedness converted to such pro rata and non-dilutive participating and voting interest in and to Petrogen which is then equivalent to that percentage which is equivalent to five percent (5%) multiplied by the fraction which has, as its numerator, the Outstanding Indebtedness, and which has, as its denominator, $250,000, of the resulting issued and outstanding participating and voting common shares of Petrogen (each being an "Equity Interest Conversion"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any provision of the Loan Agreement and/or to acquire any portion of any proposed Equity Interest Conversion in and to Petrogen and in respect of any Outstanding Indebtedness at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that the shareholders of the Company who have signed this Written Consent of shareholders approve any possible and resulting effective change in control of the Company resulting from the completion of each of the transactions contemplated by the Agreement and the acquisition of Petrogen; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed acquisition of Petrogen including, but not limited to, the Agreement, at any time without the further approval of the shareholders of the Company.

                                       II

                   Approval of an Amendment to the Articles of
               Incorporation of the Company to Effectuate a Change
                   in Name of the Company to "Petrogen Corp."

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate a change in the name of the Company from Hadro Resources, Inc. to "Petrogen Corp.", or to such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Company to effectuate the proposed Name Change be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State as soon as practicable after consummation of the Agreement.


                                       III

            Approval of the Sale of Substantially all of the Assets,
                Which Includes Approval of the Sale and Purchase

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders approve the sale of substantially all of the assets of the Company and approved the execution of any sale and purchase agreement (collectively, the proposed "Sale and Purchase") providing for the sale by the Company of up to all of the issued and outstanding shares of common stock of Oakhills Energy, Inc., the Company's wholly-owned subsidiary ("Oakhills"); and

     FURTHER RESOLVED that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Sale and Purchase at any time without the further approval of the shareholders of the Company.


                                       IV

             Authorization of the One-For-Twenty Reverse Stock Split of the Company's issued and outstanding shares of Common Stock

     RESOLVED that the Board of Directors be, and it hereby is, authorized to effect a one-for-twenty reverse stock split (the "Reverse Stock Split"), in accordance with the following resolutions if the Board of Directors determines in the exercise of its discretion that a Reverse Stock Split is in the best interests of the Company and the shareholders and that a Reverse Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock;

     FURTHER RESOLVED, that, prior to February 6, 2003, the following provisions of the Reverse Stock Split be and hereby are authorized:

"In accordance with the effective date of the Reverse Stock Split (the "Effective Date"), each share of the Company's Common Stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to the Reverse Stock Split, into 1/20 of a share of the Company's outstanding Common Stock, $0.001 par value (the "New Common Stock"), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which, immediately prior to the Effective Date, represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof.

From and after the Effective Date, the Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional share interest until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law"; and

     FURTHER RESOLVED that, notwithstanding authorization of the Reverse Stock Split by the shareholders of the Company, the Board of Directors in its sole and absolute discretion may abandon such proposed Reverse Stock Split without further approval by the shareholders of the Company.


                                        V

                      Approval of the Stock Option Plan for
                          Key Personnel of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent do hereby approve and ratify the adoption of a stock option plan (the "Stock Option Plan") for the Company: (i) to fix the maximum number of common shares for which options may be granted under the Stock Option Plan not to exceed 2,000,000 shares (post-Reverse Stock Split) as at the date of adoption of the Stock Option

Plan by the Board of Directors; (ii) to specify that the exercise price for any option granted under the Stock Option Plan shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company at that time; and (iii) to specify that the options issued pursuant to the Stock Option Plan are non-transferable; all on the basis as set forth in the Company's proposed Stock Option Plan and related Stock Option Plan agreement and incentive Stock Option Plan agreement, copies of which are attached to this Information Statement and are available for inspection by the shareholders of the Company; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve the Company's grant of stock options and/or incentive stock options (which options may have special rights attached to them) to such key personnel of the Company and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive stock options by such key personnel of the Company together with any amendment or amendments to any such Stock Option Plan agreement and incentive Stock Option Plan agreement at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, subject to subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve the preparation of and filing with the Securities and Exchange Commission of various "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans" in accordance with the Company's Stock Option Plan and any options to acquire shares of the Company consequent thereon.

                                       VI

                  Ratification of LaBonte & Co. as Independent
                        Public Accountants of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders, do hereby approve and ratify the selection of LaBonte & Co., Chartered Accountants, as the independent public accountants for the Company for fiscal year ending December 31, 2002.

     EXECUTED to be effective as of the 6th day of February, 2003.


                                           SHAREHOLDERS:

Date: February  __, 2003                   TriStar Financial Services, Inc.

                                           By: Marcus Johnson, President
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record


Date: February __, 2003                    Investor Communications
                                           International, Inc.

                                           By: Brent Pierce, President
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record


Date: February __, 2003                    Alexander Cox
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              HADRO RESOURCES, INC.

     "I, the undersigned Grant Atkins, President of Hadro Resources, Inc., does hereby certify that the Board of Directors of said corporation at a meeting duly convened held on the 15th day of October, 2002, adopted a resolution to amend the original Articles of Incorporation as follows:

                                  A. ARTICLE I

     The name of the Corporation (hereinafter called the Corporation) is Hadro Resources, Inc.

     Article I is hereby amended to read as follows:

     The name of the Corporation (hereinafter called the Corporation) is Petrogen Corp.

The number of shares of the Corporation issued and outstanding and entitled to vote on an amendment to the Articles of Incorporation is Twenty Two Million Four Hundred Thirty-One Thousand Six Hundred Ninety-Three (22,431,693) common $0.001 par value stock, and that the said change and amendment have been consented to and approved by a vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, Hadro Resources, Inc. has caused these presents to be signed in its name and on its behalf by Grant Atkins, its President, and its corporate seal to be hereunder affixed, on this __ day of February, 2003, and its President acknowledges that this Certificate of Amendment is the act and deed of Hadro Resources, Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                                         HADRO RESOURCES, INC.

                                         By:____________________________
                                            Grant Atkins, President"

                                    EXHIBIT C

                                STOCK OPTION PLAN

                                      For:

                              HADRO RESOURCES, INC.




                              Hadro Resources, Inc.
                          435 Martin Street, Suite 2000
                        Blaine, Washington, U.S.A., 98230

                              HADRO RESOURCES, INC.

                                STOCK OPTION PLAN


     This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Hadro Resources, Inc., its subsidiaries and affiliates.

1.   Definitions.

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:


     Board:                     The Board of Directors of Hadro Resources, Inc.

     Common Stock:              The U.S. $0.001 par value common stock of Hadro
                                Resources, Inc.

     Company: Hadro Resources, Inc., a corporation incorporated under the laws of the State of Nevada, U.S.A., and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

     Date of Grant:             The date on which an Option (see hereinbelow) is
                                granted under the Plan.

     Fair Market Value:         The Fair Market Value of the Option Shares. Such
                                Fair Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the
                                Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair
                                Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair
                                Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     Incentive Stock
     Option: An Option as described in Section 9 hereinbelow intended to qualify under section 422 of the United States Internal Revenue Code of 1986, as amended.

     Key Person:                A person designated by the Board upon whose
                                judgment, initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.

     Option: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see hereinbelow).

     Option Agreement:          The written agreement (and any amendment or
                                supplement thereto) between the Company and a Key Person designating the terms and conditions of an Option.

     Option Shares:             The shares of Common Stock underlying an Option
                                granted to a Key Person.

     Optionee:                  A Key Person who has been granted an Option.

     Related Company:           Any subsidiary or affiliate of the Company or of
                                any subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.   Purpose and scope.

     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.

3.   Administration of the Plan.

     The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 15% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted;
(iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.

     The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

     The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.

     Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.

4.   The Common Stock.

     Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 2,000,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 100% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, form time to time, may be increased to greater than 100% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

5.   Eligibility.

     Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.   Option Price and number of Option Shares.

     The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

     The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 15% of the total number of issued and outstanding Common Stock of the Company.

7.   Duration, vesting and exercise of Options.

     (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.

     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.

     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.

     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.

     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.

     (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.

     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.

8.   Payment for Option Shares.

     In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

9.   Incentive stock Options.

     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

     (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.

     (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7 hereinabove.

10.  Changes in Common Stock, adjustments, etc.

     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

     In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.  Relationship of employment.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.

12.  Non-transferability of Option.

     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

13.  Rights as a stockholder.

     No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.  Securities laws requirements.

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

15.  Disposition of Option Shares.

     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the United States Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

16.  Effective date of Plan; termination date of Plan.

     The Plan shall be deemed effective as of October 15, 2002. The Plan shall terminate at midnight on October 15, 2012 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.  Other provisions.

     The following provisions are also in effect under the Plan:

     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

     (b)  any expenses of administering the Plan shall be borne by the Company;

     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and

     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada, U.S.A.

     This Plan is dated and made effective as approved by the shareholders of the Company on this 6th day of February, 2003.


                      BY ORDER OF THE BOARD OF DIRECTORS OF
                              HADRO RESOURCES, INC.
                                      Per:

                                 "Grant Atkins"

                                  Grant Atkins
                            President and a Director
                                   ----------

                              HADRO RESOURCES, INC.

                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2002

                                   (Unaudited)








INTRODUCTION

PRO-FORMA CONSOLIDATED BALANCE SHEET

NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET


HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
----------------------------------------------------------------------------------------------------------------------------
(unaudited)                                                                             (expressed in United States dollars)


                                                        Hadro                   Hadro Preliminary                 Adjusted
                                                                              Pro-Forma Adjustments                 Hadro
                                                      30-Sep-02         (a)            (b)            (c)         30-Sep-02
                                                     -----------    -----------    -----------    -----------    -----------
 ASSETS

CURRENT ASSETS
  Cash                                               $     4,716    $    (4,442)   $      --      $      --      $       274
  Accounts receivable                                     58,292        (58,292)          --             --             --
                                                     -----------    -----------    -----------    -----------    -----------

                                                          63,008        (62,734)          --             --              274

FURNITURE AND EQUIPMENT, net of depreciation                --             --             --             --             --

OIL AND GAS PROPERTIES, net of depletion                 676,664       (676,664)          --             --             --
                                                     -----------    -----------    -----------    -----------    -----------

                                                     $   739,672    $  (739,398)   $      --      $      --      $       274
                                                     ===========    ===========    ===========    ===========    ===========


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued liabilities           $   322,018    $  (278,493)   $      --      $      --      $    43,525
  Current portion of bank loans                          207,094       (207,094)          --             --             --
  Convertible notes                                       21,525           --             --          (21,525)          --
  Notes payable                                             --             --             --             --             --
  Debenture payable                                         --             --             --             --             --
  Due to related parties                                 114,756           --             --             --          114,756
                                                     -----------    -----------    -----------    -----------    -----------

                                                         665,393       (485,587)          --          (21,525)       158,281

BANK LOANS                                               212,611       (212,611)          --             --             --
                                                     -----------    -----------    -----------    -----------    -----------

                                                         878,004       (698,198)          --          (21,525)       158,281
                                                     -----------    -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
  Common stock                                            16,354           --             --             --           16,354
  Additional paid in capital                           2,121,579           --          664,077         21,525      2,807,181
  Common stock purchase warrants                            --             --             --             --             --
  Obligation to issue shares                             664,077           --         (664,077)          --             --
  Deficit                                             (2,940,342)       (41,200)          --             --       (2,981,542)
                                                     -----------    -----------    -----------    -----------    -----------

                                                        (138,332)       (41,200)          --           21,525       (158,007)
                                                     -----------    -----------    -----------    -----------    -----------

                                                     $   739,672    $  (739,398)   $      --      $      --      $       274
                                                     ===========    ===========    ===========    ===========    ===========

Table continues on following page.


HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002 (Continued)
---------------------------------------------------------------------------------------------------------------------------
(unaudited)                                                                            (expressed in United States dollars)


                                                      Petrogen                           Consolidated
                                                                                     Pro-Forma Adjustments
                                                      30-Sep-02         (d)            (e)           (f)            (g)
                                                     -----------    -----------    -----------   -----------    -----------
 ASSETS

CURRENT ASSETS
  Cash                                               $      --      $    30,000    $   500,000   $      --      $      --
  Accounts receivable                                       --             --             --            --             --
                                                     -----------    -----------    -----------   -----------    -----------

                                                            --           30,000        500,000          --             --

FURNITURE AND EQUIPMENT, net of depreciation               2,188           --             --            --             --

OIL AND GAS PROPERTIES, net of depletion                 122,146           --             --            --             --
                                                     -----------    -----------    -----------   -----------    -----------

                                                     $   124,334    $    30,000    $   500,000   $      --      $      --
                                                     ===========    ===========    ===========   ===========    ===========


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued liabilities           $     2,180    $      --      $      --     $      --      $      --
  Current portion of bank loans                             --             --             --            --             --
  Convertible notes                                         --             --             --            --             --
  Notes payable                                           51,859           --             --            --             --
  Debenture payable                                       79,100           --             --            --             --
  Due to related parties                                 190,991           --             --            --             --
                                                     -----------    -----------    -----------   -----------    -----------

                                                         324,130           --             --            --             --

BANK LOANS                                                  --             --             --            --             --
                                                     -----------    -----------    -----------   -----------    -----------

                                                         324,130           --             --            --             --
                                                     -----------    -----------    -----------   -----------    -----------

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
  Common stock                                               152           --             --            --             --
  Additional paid in capital                              24,999         38,000        500,000     5,036,200        720,000
  Common stock purchase warrants                            --             --             --            --             --
  Obligation to issue shares                               8,000         (8,000)          --            --             --
  Deficit                                               (232,947)          --             --      (5,036,200)      (720,000)
                                                     -----------    -----------    -----------   -----------    -----------

                                                        (199,796)        30,000        500,000          --             --
                                                     -----------    -----------    -----------   -----------    -----------

                                                     $   124,334    $    30,000    $   500,000   $      --      $      --
                                                     ===========    ===========    ===========   ===========    ===========

Table continues on following page.


HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002 (Continued)
------------------------------------------------------------------------------------------------------------
(unaudited)                                                             (expressed in United States dollars)


                                                                                                  Pro-Forma
                                                                    Consolidated                 Consolidated
                                                                Pro-Forma Adjustments               Hadro
                                                         (h)             (i)          (j)         30-Sep-02
                                                     -----------    -----------   -----------    -----------
 ASSETS

CURRENT ASSETS
  Cash                                               $      --      $      --     $      --      $   530,274
  Accounts receivable                                       --             --            --             --
                                                     -----------    -----------   -----------    -----------

                                                            --             --            --          530,274

FURNITURE AND EQUIPMENT, net of depreciation                --             --            --            2,188

OIL AND GAS PROPERTIES, net of depletion                    --             --            --          122,146
                                                     -----------    -----------   -----------    -----------

                                                     $      --      $      --     $      --      $   654,608
                                                     ===========    ===========   ===========    ===========


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued liabilities           $      --      $      --     $      --      $    45,705
  Current portion of bank loans                             --             --            --             --
  Convertible notes                                         --             --            --             --
  Notes payable                                             --             --            --           51,859
  Debenture payable                                         --             --            --           79,100
  Due to related parties                                    --             --            --          305,747
                                                     -----------    -----------   -----------    -----------

                                                            --             --            --          482,411

BANK LOANS                                                  --             --            --             --
                                                     -----------    -----------   -----------    -----------

                                                            --             --            --          482,411
                                                     -----------    -----------   -----------    -----------

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
  Common stock                                           (16,354)          --           8,926          9,078
  Additional paid in capital                          (8,563,381)      (158,007)     (385,126)        19,866
  Common stock purchase warrants                            --             --         376,200        376,200
  Obligation to issue shares                                --             --            --             --
  Deficit                                              8,737,742           --            --         (232,947)
                                                     -----------    -----------   -----------    -----------

                                                         158,007       (158,007)         --          172,197
                                                     -----------    -----------   -----------    -----------

                                                     $   158,007    $  (158,007)  $      --      $   654,608
                                                     ===========    ===========   ===========    ===========


         The accompanying notes are an integral part of this pro-forma consolidated balance sheet



HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
(Unaudited)

INTRODUCTION
--------------------------------------------------------------------------------

Effective October 11, 2002, Hadro Resources, Inc. ("Hadro" or the "Company"), a Nevada corporation, entered into an agreement in principle ("AIP") to acquire 100% of the issued shares in the capital of Petrogen, Inc. (an exploration stage company) ("Petrogen"), a Colorado corporation, in exchange for 7,000,000 restricted post-consolidation (assuming a prior one for twenty reverse stock split) shares of Hadro's common stock (collectively, the "Acquisition"). In addition, and in accordance with the completion of the AIP, Hadro will grant a total of 2,000,000 post-consolidation stock options to replace an equivalent number of stock options presently outstanding in Petrogen, grant 167,189 post-consolidation common stock purchase warrants to replace 282,000 common stock purchase warrants presently outstanding in Petrogen and issue 300,000 restricted post-consolidation shares of common stock as a finder's fee consequent thereon. Also, and in connection with the completion of the proposed Acquisition, Hadro is expected to sell its existing oil and gas property interests.

Prior to completing the proposed Acquisition Hadro will consolidate its issued and outstanding common stock on a basis of one new share for every 20 old shares previously outstanding. As a result of this transaction and the other assumptions contained herein, the former shareholders of Petrogen will own approximately 77% of the post-consolidation shares of common stock of Hadro representing 7,000,000 of the anticipated 9,078,251 total issued and outstanding post-consolidation shares of common stock.

The Acquisition will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions whereby the financial statements subsequent to the date of the transaction will be presented as a continuation of Petrogen. Under reverse acquisition accounting Petrogen (the legal subsidiary) will be treated as the accounting parent (acquirer) and Hadro (the legal parent) will be treated as the accounting subsidiary (acquiree). The value assigned to the common stock of consolidated Hadro on Acquisition of Petrogen will be equal to the book value of the common stock of Petrogen plus the book value of the net assets of Hadro as at the date of the Acquisition.

The pro-forma consolidated balance sheet has been prepared to reflect the consolidated balance sheet of Hadro as at September 30, 2002 assuming the Acquisition of Petrogen had occurred effective September 30, 2002. As the results of operations of consolidated Hadro are considered to be a continuation of the results of Petrogen, and as the audited financial statements of Petrogen as at September 30, 2002, and for the period from November 15, 2001 (inception) to September 30, 2002, have been included in the Company's filing on Form 8-K/A, no pro-forma statements of operations have been presented.

The pro-forma consolidated balance is based on the following financial statements:

Hadro -        unaudited balance sheet as at September 30, 2002.
Petrogen -     audited balance sheet as at September 30, 2002.

This pro-forma consolidated balance sheet should be read in conjunction with Hadro's December 31, 2001 audited consolidated financial statements as filed on Form 10-KSB and Petrogen's audited financial statements as at September 30, 2002 included in Hadro's recent filing on Form 8-K.

HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
(Unaudited)

NOTE 1 - ACQUISITION
--------------------------------------------------------------------------------

Effective October 11, 2002, Hadro entered into an AIP to acquire 100% of the issued shares in the capital of Petrogen in exchange for 7,000,000 restricted post-consolidation shares of Hadro's common stock, subject to certain pooling restrictions, resulting in the former shareholders of Petrogen owning approximately 77% of the post-consolidation shares of common stock outstanding in Hadro. In connection with the completion of the proposed Acquisition Hadro has also agreed to:

     o grant 2,000,000 post-consolidation stock options to replace all stock options presently outstanding in Petrogen;
     o grant 167,189 post-consolidation common stock purchase warrants to replace all common stock purchase warrants presently outstanding in Petrogen.
     o issue 300,000 restricted post-consolidation shares of common stock as a finder's fee;
     o dispose of its wholly-owned subsidiary, Oakhills Energy, Inc. ("Oakhills"); and
     o complete a private placement financing for a minimum of $500,000 at a price of not less than $1.00 per post-consolidation share.

This pro-forma consolidated balance sheet has been prepared assuming the completion of the proposed Acquisition and all related conditions satisfied effective September 30, 2002.

For purposes of this pro-forma consolidated balance sheet the Acquisition has been accounted for as a recapitalization using accounting principles applicable to reverse acquisitions with Petrogen (the legal subsidiary) being treated as the accounting parent (acquirer) and Hadro (the legal parent) being treated as the accounting subsidiary (acquiree). Under reverse acquisition accounting the value assigned to the common stock of consolidated Hadro on Acquisition of Petrogen will be equal to the book value of the common stock of Petrogen plus the book value of the net assets of Hadro as at the date of the Acquisition.

The pro-forma book value of Hadro' capital stock as at September 30, 2002 is calculated as follows:

       Petrogen capital stock                                      $     152
       Petrogen additional paid-in capital                            24,999
       Petrogen obligation to issue shares                             8,000
                                                                   ---------

                                                                      33,151
       Hadro adjusted net assets (liabilities) - from 2(h) below    (158,007)
                                                                   ---------

                                                                    (124,856)
       Completion of Petrogen private placement financing
          - from 2 (d) below                                          30,000
       Concurrent private placement financing - from 2(e) below      500,000
                                                                   ---------

     Hadro pro-forma capital stock                                 $ 405,144
                                                                   =========

Hadro pro-forma capital stock is made up as follows:

       Capital stock                                               $   9,078
       Additional paid-in capital                                     19,866
       Common stock purchase warrants                                376,200
                                                                   ---------

                                                                   $ 405,144
                                                                   =========

HADRO RESOURCES, INC
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
(Unaudited)

NOTE 2 - PRO-FORMA ADJUSTMENTS
--------------------------------------------------------------------------------

(a)  Record disposition of Hadro's interest in Oakhills
     As a condition of the proposed Acquisition Hadro has agreed to dispose of its wholly-owned subsidiary, Oakhills. For purposes of this pro-forma balance sheet Hadro has assumed that the shares of Oakhills will be disposed of for nominal proceeds of $1 resulting in a loss on disposition as follows:


       Oakhills  - cash                                       $   4,443
                 - accounts receivable                           58,292
                 - oil and gas properties                       676,664
                                                              ---------

                                                                739,399
                 - accounts payable and accrued liabilities    (278,493)
                 - bank loans                                  (419,705)
                                                              ---------

       Oakhills net assets                                       41,201
       Proceeds received on disposal                                 (1)
                                                              ---------

       Loss on disposal of Oakhills                           $  41,200
                                                              =========

(b) Record shares issued by Hadro on completion of shares for debt settlement Effective September 23, 2002, Hadro entered into debt settlement agreements whereby $664,077 of debt owing to related parties was to be settled by the issuance of 6,077,720 pre-consolidation shares of Hadro's common stock. As at September 30, 2002, these shares had not been issued and Hadro had reflected these amounts as an obligation to issue shares. A pro- forma adjustment has been recorded to reflect the issuance of these shares effective September 30, 2002.

(c)  Record shares issued by Hadro on conversion of convertible notes
     As at September 30, 2002, Hadro has outstanding convertible notes relating to funds advanced to Hadro from certain shareholders totalling $21,525. The terms of the convertible notes include anti-dilution provisions which provide the note holders the right to convert the outstanding debt into a total of 956,666 post-consolidation shares of Hadro's common stock. Effective September 30, 2002, Hadro has recorded a finance fee of $935,141 relating to the beneficial conversion feature embedded in the convertible notes. A pro-forma adjustment has been recorded to reflect the conversion of these notes into common shares of Hadro effective September 30, 2002.

(d)  Record shares issued by Petrogen to complete private placement financing
     As at September 30, 2002 Petrogen had received $8,000 in connection with a private placement of 32,000 units at $0.25 per unit with each unit consisting of one common share and one share purchase warrant entitling the holder to purchase an additional share of Petrogen at a price of $0.50 per share for the first year and $0.75 per share for the second year. Subsequent to September 30, 2002 Petrogen sold a further 300,000 units at a price of $0.10 per unit for proceeds of $30,000. Each unit consisted of one common share and one-half common share purchase warrant entitling the holder to acquire an additional common share for each whole warrants at a price of $0.25 per share for a period of two years. A pro-forma adjustment has been recorded to reflect the completion of this financing effective September 30, 2002 and the issuance of the related common shares.

HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
(Unaudited)

NOTE 2 - PRO-FORMA ADJUSTMENTS
--------------------------------------------------------------------------------

(e)  Record financing concurrent with reverse acquisition
     As a condition of the proposed Acquisition Hadro has agreed to raise a minimum of $500,000 through a private placement of shares of Hadro's common stock at a price of not less than $1.00 per post-consolidation share. A pro-forma adjustment has been recorded to reflect the successful completion of this $500,000 private placement as if it had occurred effective September 30, 2002.

(f)  Record fair value of stock options and common stock purchase warrants
     In connection with the proposed Acquisition Hadro has agreed to grant 2,000,000 post-consolidation stock options and 167,189 post-consolidation common stock purchase warrants in exchange for the cancellation of all existing stock options and common stock purchase warrants outstanding in Petrogen. Accounting principles applicable to business combinations require that the fair value of stock options and common stock purchase warrants granted in connection with a business combination be recorded as part of the purchase price at fair value. A pro-forma adjustment has been made to record the fair value of 2,000,000 post-consolidation stock options granted at an exercise price of $0.50 per share exercisable for a period of three years and 167,189 post-consolidation common stock purchase warrants granted at a weighted average exercise price of $0.62 per share exercisable for a period of two years. The options and warrants were valued in accordance with the provisions of SFAS No. 123 by applying the fair value method using the Black-Scholes option-pricing model.

     The fair value of the proposed post-consolidation stock options was determined to be $4,660,000 by using the Black-Scholes option pricing model with the following weighted average assumptions: risk free interest rate of 4%; dividend yield of 0%; volatility factor of the expected market price of the Company's common stock of 210%; and a weighted average expected life of the options of three years.

     The fair value of the proposed post-consolidation common stock purchase warrants was determined to be $376,200 by using the Black-Scholes option pricing model with the following weighted average assumptions: risk free interest rate of 4%; dividend yield of 0%; volatility factor of the expected market price of the Company's common stock of 210%; and a weighted average expected life of the options of two years.

     The value assigned to the post-consolidation shares proposed for issuance in connection with this reverse acquisition is calculated as described in
     Note 1 and, as a result, amounts that would otherwise form part of the purchase price for standard business combinations is charged to the deficit of the legal parent for reverse acquisitions. A pro-forma adjustment has been made to charge the fair value of the post-consolidation stock options and post-consolidation common stock purchase warrants proposed for granting of $5,036,200 to the deficit of Hadro which is subsequently eliminated in pro-forma adjustment 2(b).

(g)  Record finder's fee shares
     A pro-forma adjustment has been made to record the issuance of 300,000 post-consolidation shares of common stock of Hadro as a finder's fee in connection with the proposed Acquisition. The finder's fee has been recorded at a fair value of $720,000.

     The value assigned to the post-consolidation shares issued in connection with this reverse acquisition is calculated as described in Note 1 and, as a result, amounts that would otherwise form part of the purchase price for standard business combinations is charged to the deficit of the legal parent for reverse acquisitions. A pro-forma adjustment has been made to charge the fair value of the finder's fee shares proposed for issuance of $720,000 to the deficit of Hadro which is subsequently eliminated in pro-forma adjustment 2(b).


HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
(Unaudited)

NOTE 2 - PRO-FORMA ADJUSTMENTS
--------------------------------------------------------------------------------

(h)  Elimination of Hadro's stockholder's equity
     In accordance with reverse acquisition accounting the financial statements subsequent to the date of the proposed Acquisition will be presented as a continuation of Petrogen and, as a result, the stockholders' equity of Hadro, which is equal to the book value of net assets, has been eliminated as follows:

                                                              Additional    Obligation                       Total
                                                Capital        Paid-in       to Issue                    Stockholder's
                                                 Stock         Capital        Shares         Deficit        Equity
                                              -----------    -----------    -----------    -----------    -----------
     Hadro - balance, September 30, 2002      $    16,354    $ 2,121,579    $   664,077    $(2,940,342)   $  (138,332)

     Pro-forma adjustment (a)                        --             --             --          (41,200)       (41,200)
     Pro-forma adjustment (b)                        --          664,077       (644,077)          --             --
     Pro-forma adjustment (c)                        --           21,525           --             --           21,525
     Pro-forma adjustment (f)                        --        4,660,000           --       (4,660,000)          --
     Pro-forma adjustment (f)                        --          376,200           --         (376,200)          --
     Pro-forma adjustment (g)                        --          720,000           --         (720,000)          --
                                              -----------    -----------    -----------    -----------    -----------

     Hadro - balance before elimination            16,354      8,563,381           --       (8,737,742)      (158,007)

     Pro-forma adjustment (h), to eliminate       (16,354)    (8,563,381)          --        8,737,742        158,007
                                              -----------    -----------    -----------    -----------    -----------

                                              $      --      $      --      $      --      $      --      $      --
                                              ===========    ===========    ===========    ===========    ===========


(i)  Record value assigned to Hadro under reverse acquisition accounting
     As at the date of the proposed Acquisition, after giving effect to the disposition of Oakhills as described in pro-forma adjustment (a), Hadro will not have any significant operations or assets and, as a result, the transaction will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions and, accordingly, no goodwill is recorded and the value assigned to Hadro is equal to the book value of the net assets of Hadro as at the date of the proposed Acquisition. As at September 30, 2002, the adjusted book value of the net liabilities of Hadro
     (as calculated above) is $158,007.


(j)  Restatement of share capital under reverse acquisition accounting
     In accounting for this reverse acquisition the legal share capital is that of Hadro (the legal parent) and the value of share capital is calculated as described in Note 1. Upon completion of the proposed Acquisition Hadro will have 9,078,251 of its $US 0.001 par value post-consolidation common shares issued and outstanding. In addition, Hadro will have 167,189 post-consolidation common stock purchase warrants outstanding with a fair value as described and calculated in (f) above. Adjustments are required to reconcile the pro-forma consolidated share capital as follows:



HADRO RESOURCES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------------
(Unaudited)

NOTE 2 - PRO-FORMA ADJUSTMENTS
---------------------------------------------------------------------------------------------------------------------

                                                                                              Common
                                                              Additional                      Stock
                                                Capital        Paid-in     Obligation to     Purchase     Total Share
                                                 Stock         Capital     Issue Shares      Warrants       Capital
                                              -----------    -----------   -------------    -----------   -----------

     Hadro as at September 30, 2002           $    16,354    $ 2,121,579    $   664,077    $      --     $ 2,802,010
     Petrogen as at September 30, 2002                152         24,999          8,000           --          33,151
     Pro-forma adjustment (b)                        --          664,077       (664,077)          --            --
     Pro-forma adjustment (c)                        --           21,525           --             --          21,525
     Pro-forma adjustment (d)                        --           38,000         (8,000)          --          30,000
     Pro-forma adjustment (e)                        --          500,000           --             --         500,000
     Pro-forma adjustment (f)                        --        4,660,000           --             --       4,660,000
     Pro-forma adjustment (f)                        --          376,200           --             --         376,200
     Pro-forma adjustment (g)                        --          720,000           --             --         720,000
     Pro-forma adjustment (h)                     (16,354)    (8,563,381)          --             --      (8,579,735)
     Pro-forma adjustment (i)                        --         (158,007)          --             --        (158,007)
     Pro-forma adjustment (j), to reconcile         8,926       (385,126)          --          376,200          --
                                              -----------    -----------    -----------    -----------   -----------

     Pro-forma balance,
           September 30, 2002 (unaudited)     $     9,078    $    19,866    $      --      $   376,200   $   405,144
                                              ===========    ===========    ===========    ===========   ===========




                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2002













AUDITORS' REPORT

BALANCE SHEET

STATEMENT OF OPERATIONS

STATEMENT OF STOCKHOLDERS' EQUITY

STATEMENT OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

              LABONTE & CO.                      #610 - 938 Howe Street
-----------------------------------------        Vancouver, BC  Canada
C H A R T E R E D   A C C O U N T A N T S        V6Z 1N9
-----------------------------------------        Telephone      (604) 682-2778
                                                 Facsimile      (604) 689-2778
                                                 Email        info@labonteco.com


                                AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Stockholders and Board of Directors of Petrogen, Inc.

We have audited the balance sheet of Petrogen, Inc. (an exploration stage company) as at September 30, 2002 and the statements of operations, stockholders' equity and cash flows for the period from November 15, 2001 (inception) to September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian and United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2002 and the results of its operations and its cash flows and the changes in stockholders' equity for the period from November 15, 2001 (inception) to September 30, 2002in accordance with United States generally accepted accounting principles.


                                                                 "LaBonte & Co."

                                                           CHARTERED ACCOUNTANTS


Vancouver, B.C.
November 7, 2002



COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA-UNITED STATES REPORTING DIFFERENCES
--------------------------------------------------------------------------------

In the United States, reporting standards for auditors would require the addition of an explanatory paragraph following the opinion paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in Note 1. Our report to the stockholders and Board of Directors dated November 7, 2002 is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.


                                                                 "LaBonte & Co."

                                                           CHARTERED ACCOUNTANTS



Vancouver, B.C.
November 7, 2002


                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                           CONSOLIDATED BALANCE SHEETS



                                                                 September 30, 2002
                                                                 ------------------

                                     ASSETS

FURNITURE AND EQUIPMENT, net of depreciation of $243                  $   2,188

OIL AND GAS PROPERTIES (Note 3)                                         214,646
                                                                      ---------

                                                                      $ 216,834
                                                                      =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued liabilities                           $   2,180
   Notes payable (Note 4)                                                51,859
   Debenture payable (Note 5)                                            79,100
   Due to related parties (Note 7)                                      191,031
                                                                      ---------

                                                                        324,170
                                                                      ---------

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY) (Note 6)
   Common stock, $0.00001 par value, 100,000,000 shares authorized
      11,475,000 shares issued and outstanding                              115
   Additional paid-in capital                                            39,496
   Obligation to issue shares                                             8,000
   Deficit accumulated during the exploration stage                    (154,947)
                                                                      ---------

                                                                       (107,336)
                                                                      ---------

                                                                      $ 216,834
                                                                      =========


    The accompanying notes are an integral part of these financial statements


                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                             STATEMENT OF OPERATIONS




                                                                   November 15,
                                                                 2001 (inception)
                                                                 to September 30,
                                                                       2002
                                                                 ---------------

EXPENSES
   Depreciation                                                    $        243
   General and administrative expenses                                   61,390
   Interest expense                                                       8,814
   Management fees                                                       84,500
                                                                   ------------

NET LOSS FOR THE PERIOD                                            $   (154,947)
                                                                   ============




BASIC NET EARNINGS (LOSS) PER SHARE                                $      (0.01)
                                                                   ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                           11,167,075
                                                                   ============



    The accompanying notes are an integral part of these financial statements


                                                       PETROGEN, INC.
                                               (An Exploration Stage Company)

                                              STATEMENT OF STOCKHOLDERS' EQUITY

                              FOR THE PERIOD FROM NOVEMBER 15 (INCEPTION) TO SEPTEMBER 30, 2002


                                                                                                        Deficit
                                                                                                      accumulated
                                                                             Additional   Obligation     during
                                                    Number of                 Paid In      to issue   exploration
                                                     shares       Amount      Capital       shares       stage         Total
                                                   ----------   ----------   ----------   ----------   ----------    ----------

Issuance of common stock for cash at $.0.00001
     per share (November 15, 2001)                 11,000,000   $      110   $     --     $     --     $     --      $      110

Issuance of common stock for cash at $.0.00001
     per share (May 3, 2002)                           10,000         --           --           --           --            --

Issuance of common stock for oil and gas
     property at $.0.00001 per share (May 20,
     2002)                                             75,000            1         --           --           --               1

Issuance of common stock for services at $0.05
     per share (June 3, 2002)                         240,000            2       11,998         --           --          12,000

Issuance of common stock for cash at $.0.25
     per share (July 8, 2002)                         100,000            1       24,999         --           --          25,000

Issuance of common stock for services at $0.05
     per share (August 13, 2002)                       50,000            1        2,499         --           --           2,500

Sale of 32,000 units                                     --           --           --          8,000         --           8,000

Net loss for the period ended September 30, 2002         --           --           --           --       (154,947)     (154,947)
                                                   ----------   ----------   ----------   ----------   ----------    ----------

Balance September 30, 2002                         11,475,000   $      115   $   39,496   $    8,000   $ (154,947)   $ (107,336)
                                                   ==========   ==========   ==========   ==========   ==========    ==========



                          The accompanying notes are an integral part of these financial statements


                                    PETROGEN, INC.
                            (An Exploration Stage Company)

                                STATEMENT OF CASH FLOWS


                                                                            November 15,
                                                                          2001 (inception)
                                                                          to September 30,
                                                                                2002
                                                                          ---------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss for the period                                                    $(154,947)
  Adjustments to reconcile net loss to net cash from operating activities:
  - depreciation                                                                   243
  - accrued management fees                                                     84,500
  - accrued interest                                                             8,814
  - net changes in working capital items
       - accounts payable                                                        2,180
                                                                             ---------

CASH FROM (USED IN) OPERATING ACTIVITIES                                       (59,210)
                                                                             ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of furniture and equipment                                        (2,431)
                                                                             ---------

CASH FLOWS USED IN INVESTING ACTIVITIES                                         (2,431)
                                                                             ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net advances from related parties                                             28,531
  Obligation to issue shares                                                     8,000
  Net proceeds on sale of common stock                                          25,110
                                                                             ---------

CASH FLOWS (USED IN) FROM FINANCING ACTIVITIES                                  61,641
                                                                             ---------

INCREASE IN CASH                                                                  --

CASH, BEGINNING OF PERIOD                                                         --
                                                                             ---------

CASH, END OF PERIOD                                                          $    --
                                                                             =========



OTHER SIGNIFICANT NON-CASH TRANSACTIONS:

During the period the Company issued 75,000 common shares valued at $1 for acquisition of oil and gas properties and 290,000 common shares valued at $14,500 for services provided in connection with oil and gas properties.  In addition, fees of $78,000 were accrued for services provided in connection with oil and gas properties.  Refer to Note 3.

During the period the Company issued notes payable in the amount of $47,145 and a debenture payable in the amount of $75,000 for acquisition of oil and gas properties.
Refer to Notes 3, 4 and 5.



       The accompanying notes are an integral part of these financial statements


                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
================================================================================

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION
--------------------------------------------------------------------------------

The Company is an exploration stage company and has not commenced any commercial operations or generated any revenues. The Company's efforts to date have focused on the investigation and acquisition of oil and gas property interests. As at September 30, 2002, the Company had a working capital deficiency of $324,130 and has realized significant losses from its existing operations. The Company's continuance of operations and realization of the carrying value of oil and gas properties are contingent on raising additional capital, settling its outstanding debts and on the future development of the Company's oil and gas properties. Accordingly, these factors raise substantial doubt about the Company's ability to continue as a going concern. Advances from certain significant shareholders and funding from private placements will form the primary source of short-term funding for the Company during the next twelve months.

During October 2002 the Company and its shareholders entered into an Agreement in Principle with Hadro Resources Inc. Refer to Note 9 - Subsequent Event.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Organization
The Company was incorporated on November 15, 2001 under the Laws of the State of Colorado. The Company's fiscal year end is September 30, with its initial period being from November 15, 2001 to September 30, 2002.

Cash and Cash Equivalents
The Company considers all liquid investments, with an original maturity of three months or less when purchased, to be cash equivalents.

Oil and Gas Properties
The Company follows the full cost method of accounting for its oil and gas operations whereby all cost related to the acquisition and development of petroleum and natural gas interests are capitalized. Such costs include land and lease acquisition costs, annual carrying charges of non-producing properties, geological and geophysical costs, costs of drilling and equipping productive and non-productive wells, and direct exploration salaries and related benefits. Proceeds from disposals are recorded as a reduction of the related expenditures without recognition of a gain or loss unless the disposal would result in a change of 20 percent or more in the depletion rate. The Company operates in one cost center, being the U.S.A.

Depletion and depreciation of the capitalized costs are computed using the unit-of-production method based on the estimated proven reserves of oil and gas determined by independent consultants.

The Company applies a ceiling test to capitalized costs to ensure that such costs do not exceed estimated future net revenues from production of proven reserves at year end market prices less future production, administrative, financing, site restoration, and income tax costs plus the lower of cost or estimated market value of unproved properties. If capitalized costs are determined to exceed estimated future net revenues, a write-down of the carrying value is charged to depletion in the period.

Use of Estimates and Assumptions
Preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation
The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation", foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Revenue and expenses are translated at average rates of exchange during the year. Related translation adjustments are reported as a separate component of stockholders' equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (con't)
--------------------------------------------------------------------------------

Net Earnings (Loss) per Common Share
Basic earnings (loss) per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive earnings (loss) per share reflects the potential dilution of securities that could share in the earnings of the Company. The accompanying presentation is only of basic earnings (loss) per share as the potentially dilutive factors are anti-dilutive to basic earnings
(loss) per share.

Stock-Based Compensation
The Company accounts for stock-based compensation in respect to stock options granted to employees and officers using the intrinsic value based method in accordance with APB 25. Stock options granted to non-employees are accounted for using the fair value method in accordance with SFAS No. 123. In addition, with respect to stock options granted to employees, the Company provides pro-forma information as required by SFAS No. 123 showing the results of applying the fair value method using the Black-Scholes option pricing model.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force in Issue No. 96-18. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

The Company has also adopted the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"), which provides guidance as to certain applications of APB 25. FIN 44 is generally effective July 1, 2000 with the exception of certain events occurring after December 15, 1998.

Income Taxes
The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Recent Accounting Pronouncements
In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations", which eliminates the pooling method of accounting for business combinations initiated after June 30, 2001. In addition, SFAS 141 addresses the accounting for intangible assets and goodwill acquired in a business combination. This portion of SFAS 141 is effective for business combinations completed after June 30, 2001. The Company has adopted the provisions of SFAS 141 which did not have a material impact on the Company's financial position or results of operations.

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Intangible Assets", which revises the accounting for purchased goodwill and intangible assets. Under SFAS 142, goodwill and intangible assets with indefinite lives will no longer be amortized and will be tested for impairment annually. SFAS 142 is effective for fiscal years beginning after December 15, 2001, with earlier adoption permitted. The Company does not expect SFAS 142 will have a material impact on the Company's financial position or results of operations.


NOTE 3 - OIL AND GAS PROPERTIES
--------------------------------------------------------------------------------

Emily Hawes Field, Calhoun County, Texas

By agreement dated May 20, 2002 Petrogen, Inc. acquired a 95% working interest ("WI") and 77.5% net revenue interest ("NRI") in 1,571.5 acres of oil and gas leases located in Calhoun County, Texas. In consideration the Company issued a floating charge debenture in the amount of $75,000, and issued notes payable totaling $47,145 to various lessors (Refer to Notes 4 and 5). In addition, the Company issued 75,000 common shares as further consideration.

                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
================================================================================

NOTE 3 - OIL AND GAS PROPERTIES (con't)
--------------------------------------------------------------------------------

Baxterville Field, Mississippi

Effective September 25, 2002, the Company entered into a Letter of Intent with US Gas Systems, Inc. (USG) of Mississippi, whereby Petrogen will recomplete four existing well-bores and further develop additional infill drilling opportunities and proven undeveloped oil and gas reserves upon six hundred acres of the USG Dunn and Swan Tracts of North Baxterville Field, Marion County, Mississippi. Upon completion, Petrogen, as operator, will have earned the right to further develop the underlying leases and Petrogen shall farm-in to a 75% WI and 56.25% NRI on any and all oil development and a 50% WI and a 37.5% NRI on all gas production from the property for a period of 18 months (the "Option Period"). The agreement provides that Petrogen can further extend the Option Period by meeting certain operational and development milestones within set periods of time. In addition, Petrogen must pay US$22,000 towards site clean-up costs (paid subsequently).

Effective November 12, 2002 the Company completed its due diligence on this acquisition and the terms of the Letter of Intent became effective.

Enos Creek Field, Wyoming

Effective September 26, 2002, the Company entered into a Letter of Intent with Coronado Oil Company (Coronado) of Colorado whereby the Company will acquire a 100% WI and a 77.5% NRI in the Brown Government Lease (the "Property"), located in the Enos Creek gas field, Hot Springs County, Wyoming. The agreement provides Coronado the right to back-in to a 50% WI upon Petrogen having completed development operations upon the Property and recouping all of its expenses related to those developments and upon Coronado forfeiting its 5% overriding royalty interest.

Effective October 31, 2002 the Company completed its due diligence on this acquisition and the terms of the Letter of Intent became effective.

The Company issued 290,000 common shares valued at $14,500 for services provided in connection with oil and gas properties. In addition, fees of $78,000 were accrued for services provided in connection with oil and gas properties.


NOTE 4 -LOANS PAYABLE
--------------------------------------------------------------------------------

In connection with the Emily Hawes acquisition described in Note 3, the Company has outstanding loans payable totaling $47,145 at September 30, 2002. Under the terms of the loan agreements, the amounts owing were due, interest free, on August 20, 2002. As the Company did not pay the amounts owing on or before the due date, the loan agreements called for a flat interest charge of 10% of the outstanding loan balance and an automatic 90 day extension of the due date to November 20, 2002. As at September 30, 2002 interest of $4,714 has been accrued in connection with these loans.

Subsequent to September 30, 2002, the loans were repaid.


NOTE 5 - DEBENTURE PAYABLE
--------------------------------------------------------------------------------

In connection with the Emily Hawes acquisition described in Note 3, the Company issued a debenture in the amount of $75,000, bearing interest at 15% per annum, secured by a floating charge security on all assets of the Company, and due on May 20, 2003. To September 30, 2002 interest of $4,100 has been accrued.

                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
================================================================================

NOTE 6 - CAPITAL STOCK
--------------------------------------------------------------------------------

The Company's capitalization is 100,000,000 shares of common stock with a par value of $0.00001 and 100,000,000 preferred shares with no par value.

During the period the Company issued 11,010,000 shares of common stock for cash at $0.00001 per share for proceeds of $110, and 75,000 shares of common stock valued at $1 as partial consideration for the acquisition of certain oil and gas properties as described in Note 3.

During the period the Company issued 4,000,000 common shares into trust for the benefit of three individuals in connection with consulting services agreements whereby the Company would issue 10,000 common shares per month each for services rendered under these agreements. As at September 30, 2002, a total of 290,000 common shares valued at $14,500 were issued in connection with these agreements and effective November , 2002 these agreements were terminated and no further amounts were incurred subsequent to September 30, 2002.

The Company sold 100,000 units at $0.25 per unit for proceeds of $25,000. Each unit consisted of one common share and one common share purchase warrant entitling the holder to acquire an additional common share at a price of $0.50 per share to July 8, 2003 and a price of $0.75 per share to July 8, 2004.

The Company has received $8,000 towards additional sales of 32,000 units which were completed subsequent to September 30, 2002. Each unit consisted on one common share and one common share purchase warrant entitling the holder to acquire an additional common share at a price of $0.50 per share to October 7, 2003 and a price of $0.75 per share to October 7, 2004.

No value has been assigned to the warrants issued in connection with these units. The warrant value is determined by applying the Black-Scholes option-pricing model which resulted in no value for the warrants as the Company determined an expected volatility of 0%. This was determined on the basis that the Company is privately held and there is no market established for trading of shares of the Company's common stock at the time of issuance.

Stock Options

The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of APB No. 25 and complies with the disclosure provisions of SFAS No. 123. In accordance with SFAS No. 123 the Company applies the fair value method using the Black-Scholes option-pricing model in connection with accounting for options granted to consultants and the disclosure provision relating to options granted to employees.

By Director's Resolution effective September 1, 2002, the Company's Board of Directors granted 2,000,000 options to purchase shares of the Company's common stock to certain officers, directors, employees and consultants of the Company. The 2,000,000 options may be exercised at any time for a period of three years at an exercise price of $0.50 per share.

No compensation expense has been recorded in connection with the options granted under this Plan in accordance with the provisions of APB No. 25 as the exercise price of the options awarded is greater than the prices at which the Company issued common shares for cash at dates approximating the dates of the awards. Also, no additional compensation expense will be disclosed in connection with the options granted in accordance with the provisions of SFAS 123. In applying the Black-Scholes option-pricing model, no additional compensation expense resulted as the Company determined an expected volatility of 0%. This was determined on the basis that the Company is privately held and there is no market established for trading of shares of the Company's common stock at the time of granting the stock options.

The Company's stock option activity is as follows:

                                                                Weighted Average
                                     Number   Weighted Average     Remaining
                                   of options  Exercise Price   Contractual Life
                                   ----------  --------------   ----------------

   Granted during the period       2,000,000     $     0.50                    -
   Exercised during the period            -               -                    -
   Expired during the period              -               -                    -
                                   ----------    ----------     ----------------
   Balance, September 30, 2002     2,000,000     $     0.50           2.92 years
                                   ==========    ==========     ================

                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
================================================================================

NOTE 7 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

During the period, management fees of $162,500 were incurred to two directors and officers of the Company. These directors are owed $184,287 for management fees owing and payments made on behalf of the Company. These amounts accrue no interest and are without specific repayment terms.

A company associated with a director made net payments on behalf of the Company of $6,704. This amount is outstanding at September 30, 2002, accrues no interest and is without specific repayment terms.


NOTE 8 - INCOME TAXES
--------------------------------------------------------------------------------

The Company has tax losses of approximately $155,000 at September 30, 2002, which may be available to reduce future year's taxable income. The potential tax benefit of these losses has not been recorded as a full-deferred tax asset valuation allowance has been provided due to the uncertainty regarding the realization of these losses.


NOTE 9 - SUBSEQUENT EVENT
--------------------------------------------------------------------------------

Effective October 11, 2002, Petrogen and the Petrogen shareholders entered into an agreement in principle (the "Agreement") with Hadro Resources, Inc., a Nevada public corporation ("Hadro") whereby Hadro will acquire 100% of the issued and outstanding common shares of Petrogen from the Petrogen shareholders.

In accordance with the terms of the Agreement, it has been agreed, subject to conditions precedent including due diligence, a formal agreement being executed on or before January 31, 2002 and board of director and shareholder ratifications, that: (i) Petrogen will become a wholly-owned subsidiary of Hadro and its business operations will be in oil and gas exploration and development;
(ii) Hadro will change its name to "Petrogen Corp."; (iii) Hadro will sell substantially all of its remaining assets consequent upon the consummation of the Agreement; (iv) Hadro will adopt and implement a stock option plan allowing for the granting of up to 2,000,000 post-consolidation stock options to be made available to replace the options currently outstanding in Petrogen; and (v) Hadro will grant 167,189 post-consolidation common stock purchase warrants to replace 282,000 common stock purchase warrants currently outstanding in Petrogen. In addition, in connection with this transaction, Hadro will complete a consolidation of its common stock issued and outstanding on a 20 for 1 basis.

Pursuant to the terms of the Agreement, Hadro will acquire from the Petrogen shareholders 100% of the issued and outstanding shares of common stock of Petrogen in exchange for issuance to the Petrogen shareholders of 7,000,000 post-reverse stock split shares of Hadro's restricted common stock (assuming that a prior reverse stock split of one-for-twenty will have been effectuated). In the event the Agreement is consummated and Hadro issues 7,000,000 post-reverse stock split shares of its restricted common stock, there will be a change in control of Hadro with the previous shareholders of Petrogen owning approximately 77% of the issued and outstanding common shares of Hadro and will be accounted for as a reverse-merger.

                                 PETROGEN, INC.
                         (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
================================================================================

NOTE 9 - SUBSEQUENT EVENT (con't)
--------------------------------------------------------------------------------

Prior to the Hadro acquisition, the shareholders of Petrogen exchanged 25% of their Petrogen common shares on a pro-rata basis for 100% of the common shares of Petrogen International Ltd. ("PIL"), a newly incorporated company, resulting in PIL becoming a 25% shareholder of Petrogen. Subsequent to September 30, 2002 and prior to the Hadro acquisition, Petrogen and PIL entered into a Drilling and Operator's Agreement (the "Operator's Agreement") whereby PIL will be responsible for administering the drilling, production, maintenance and re-working of Petrogen's current and future Oil and Gas Interests (the "Interests").

Under the terms of the Operator's Agreement, Petrogen will be required to reimburse PIL for all costs incurred by PIL plus an administration fee equal to 10% of the costs incurred by PIL. As further consideration PIL will be granted a 10% carried interest of production in the Petrogen Interests. The Operator's Agreement will remain in effect as long as any of the Petrogen Interests covered by the Operator's Agreement continue to be in operation.

As a condition to entering into the Agreement, Hadro has agreed to advance to Petrogen not less than $250,000 within five business days of raising a minimum of $250,000. In accordance with any loan made to Petrogen, any principal amount will bear interest at the rate of 10% per annum, and will be secured pursuant to a senior fixed and floating charge on all of the assets of Petrogen (the "Loan Agreement"). Pursuant to the proposed terms of the Loan Agreement, it is anticipated that the principal amount will be repaid to Hadro on or before the day which is 90 calendar days from the earlier of one year from the execution date of the Loan Agreement or the date upon which Hadro's proposed purchase of all of the issued and outstanding shares of Petrogen under the terms of the Agreement terminates for any reason whatsoever. It is also anticipated that Petrogen will have the right to prepay any portion of the aggregate principal and accrued interest due to Hadro in whole or in part prior to the due date. Should the Agreement terminate for any reason prior to closing, the terms and provisions of the Loan Agreement are expected to provide Hadro with the right, in its sole and absolute discretion, to elect to convert the principal and accrued interest due to Hadro into shares of common stock representing up to five percent 5% participating and voting interest in Petrogen.

Subsequent to September 30, 2002 the Company sold an additional 300,000 units at $0.10 per unit for proceeds of $30,000. Each unit consisted of one common share and one-half common share purchase warrant entitling the holder to acquire an additional common share for two half-warrants at a price of $0.25 per share for a period of two years.